Supplement Dated October 21, 1998 to the Prospectus Dated January 31,
1998

     MIMLIC Cash Fund, Inc.


Reorganization of Current Transfer Agent

     The Minnesota Mutual Life Insurance Company (the "Company") currently serves as transfer agent for the Advantus Funds. Advantus Capital Management, Inc., the investment adviser to the Advantus Funds, is a wholly-owned subsidiary of the Company. Effective October 1, 1998, the Company has reorganized into a mutual insurance holding company structure and changed its name to Minnesota Life Insurance Company ("Minnesota Life"). As a result of the Plan, the Company, as Minnesota Life, will continue its corporate existence as a stock life insurance company. Minnesota Life is a third tier subsidiary of a newly-organized mutual insurance holding company, Minnesota Mutual Companies, Inc.

New Transfer Agent and Shareholder Procedures

     Effective October 26, 1998, First Data Investor Services Group, Inc. ("First Data") will replace Minnesota Life as transfer agent to the Advantus Funds. Minnesota Life will continue to serve as the Advantus Funds' Shareholder Servicing Agent. Purchase orders, including account applications in the case of new investors, and written redemption requests, in the form described in the prospectus, may be sent directly to the Fund at the following address:

First Data Investor Services Group, Inc.
Advantus Funds Group
P.O. Box 9767
Providence, Rhode Island  02940-5059

Signed written redemption requests may also be submitted to First Data by Fax at 1-508-871-3560. All purchase and redemption orders will be effected at the price next determined, which will normally be constant at $1.00 per share, following receipt by First Data.

Redemption of Fund Shares - Signature Guarantee

     The redemption amount requiring a signature guarantee is increased from $25,000 to $50,000. No signature guarantee is required if the redemption proceeds are less than $50,000. A signature guarantee is required for redemption proceeds of $50,000 or more. Signature guarantees must be originals and may not be submitted by Fax.

Portfolio Manager

     Effective October 1, 1998, the Portfolio Manager of MIMLIC Cash Fund, Inc. is Steven S. Nelson. Mr. Nelson has been a Vice President and Portfolio Manager of Advantus Capital Management, Inc. since September 1998. Prior to that time, Mr. Nelson was a Vice President from June 1996 to September 1998 with ReliaStar Investment Research, Inc., Minneapolis, Minnesota and an Investment Officer from July 1992 to June 1996 with MIMLIC Asset Management Company, St. Paul, Minnesota.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

F. 52771 10-1998